Fair Value	12 Months Ended
Dec. 31, 2019
Disclosure Of Fair Value Measurement Of Assets And Liabilities [Abstract]
Fair Value
FAIR VALUE

The Corporation determined that the carrying values of its short-term financial assets and liabilities approximate their fair value because of the relatively short periods to maturity of these instruments and their low credit risk.

Certain of the Corporation’s financial assets and liabilities are measured at fair value, including at FVTPL or FVOCI, at the end of each reporting period. The following table provides information about how the fair values of these financial assets and liabilities were determined as at each of December 31, 2019 and December 31, 2018:

	As at December 31, 2019
In thousands of U.S. Dollars	Fair value & carrying value	Level 1	Level 2	Level 3
Bonds – FVOCI	109,017	109,017	—	—
Equity in unquoted companies - FVTPL	9,651	—	—	9,651
Derivatives	169,158	—	59,258	109,900
Total financial assets	287,826	109,017	59,258	119,551

Derivatives	113,559	—	95,931	17,628
Other provisions - FVTPL	1,877	—	—	1,877
Total financial liabilities	115,436	—	95,931	19,505

	As at December 31, 2018
In thousands of U.S. Dollars	Fair value & carrying value	Level 1	Level 2	Level 3
Bonds - FVOCI	103,153	103,153	—	—
Equity in unquoted companies - FVTPL	6,773	—	—	6,773
Derivatives	54,583	—	42,983	11,600
Total financial assets	164,509	103,153	42,983	18,373

Derivatives	22,561	—	6,276	16,285
Deferred contingent payment - FVTPL	77,628	—	—	77,628
Other provisions - FVTPL	2,740	—	—	2,740
Total financial liabilities	102,929	—	6,276	96,653

Refer to note 29 for details on credit risk for the above financial assets.

The fair values of other financial assets and liabilities measured at amortized cost, other than those for which the Corporation has determined that their carrying values approximate their fair values on the consolidated statements of financial position as at each of December 31, 2019, and December 31, 2018 are as follows:

	As at December 31, 2019
In thousands of U.S. Dollars	Fair value	Level 1	Level 2	Level 3
First Lien Term Loans	4,059,777	—	4,059,777	—
Senior Notes	1,083,940	—	1,083,940	—
Total financial liabilities	5,143,717	—	5,143,717	—

	As at December 31, 2018
In thousands of U.S. Dollars	Fair value	Level 1	Level 2	Level 3
First Lien Term Loans	4,414,525	—	4,414,525	—
Senior Notes	969,370	—	969,370	—
Total financial liabilities	5,383,895	—	5,383,895	—

As part of its periodic review of fair values, the Corporation recognizes transfers, if any, between levels of the fair value hierarchy at the end of the reporting period during which the transfer occurred. There were no transfers between levels of the fair value hierarchy during the year ended December 31, 2019 or the year ended December 31, 2018.
Valuation of Level 2 financial instruments

Long-Term Debt

The Corporation estimates the fair value of its long-term debt by using a composite price derived from observable market data for a basket of similar instruments.

Derivative Financial Instruments

The Corporation uses derivative financial instruments to manage its interest rate and foreign currency risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis of the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, such as interest rate curves as well as spot and forward rates.

To comply with the provisions of IFRS 13, Fair value measurement, the Corporation incorporates credit valuation adjustments to appropriately reflect both its own non-performance risk and the applicable counterparty’s non-performance risk in the fair value measurements. In adjusting the fair value of its derivative contracts for the effect of non-performance risk, the Corporation has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees.

Although the Corporation has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with its derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by itself and its counterparties. As of December 31, 2019 and December 31, 2018, the Corporation has assessed the significance of the impact of the credit valuation adjustments on the overall valuation of its derivative positions, with the exception of the Embedded Derivative, which is classified as Level 3, and determined that the credit valuation adjustments are not significant to the overall valuation of its derivatives. As a result, the Corporation determined that its valuations of its derivatives in their entirety are classified in Level 2 of the fair value hierarchy.

Reconciliation of Level 3 fair values

Some of the Corporation’s financial assets and liabilities are classified as Level 3 of the fair value hierarchy because the respective fair value determinations use inputs that are not based on observable market data. As at December 31, 2019, the valuation techniques and key inputs used by the Corporation for each Level 3 asset or liability were as follows:

–
Equity in private companies (Level 3 Assets): The Corporation valued its equity investment in private companies with reference to earnings measures from similar businesses in the same or similar industry and adjusts for any significant changes in the earnings multiple and the valuation. A reasonable change in assumptions would not have a material impact on fair value. Changes in the fair value of equity in private companies are recorded in Loss (gain) on investments within general and administrative expenses on the consolidated statements of earnings (loss).

–
Deferred contingent payment (Level 3 Liability) in connection with the acquisition of the additional 18% equity interest in BetEasy (see note 5): As at December 31, 2018, the Corporation used a risk-neutral derivative-based simulation of the underlying EBITDA forecast to determine the fair value of the deferred contingent payment using a discount rate of 10.5% and an EBITDA forecast with an estimated volatility of 25.0% of the historic EBITDA of comparable companies. Changes in the fair value of the deferred contingent payment are recorded in Net financing charges on the consolidated statements of earnings (loss). On December 3, 2019, the Corporation announced that it agreed with the holders of the non-controlling interest of BetEasy to pay AUD$100 million to settle the deferred contingent payment. The Corporation subsequently paid the AUD$100 million during the year ended December 31, 2019 with respect to the same.

–
Embedded derivative redemption option (Level 3 Asset) in connection with the Senior Notes issuance: The Corporation used an interest rate option pricing valuation model to determine the fair value of the Embedded Derivative using an implied credit spread of 1.9% at December 31, 2019. A 10-basis point increase or decrease in the implied credit spread would have a $(4.7) million or $4.8 million impact on fair value, respectively. Changes in the fair value of the Embedded Derivative are recorded in Net financing charges on the consolidated statements of earnings (loss).

–
Unsettled bets (Level 3 Liability): The principal assumptions used in the valuation of unsettled bets is the anticipated outcomes for the events related to the unsettled bets (gross win margin). A reasonable change in the gross win margin would not have a material impact on fair value. Changes in the fair value of the unsettled bets are recorded in Revenue on the consolidated statements of earnings (loss).

–	Included within other level 3 liabilities:

•
EBITDA support agreement (Level 3 Liability): As previously disclosed, in connection with the initial public offering Innova Gaming Group Inc. (TSX: IGG) (“Innova”), the Corporation entered into an EBITDA support agreement with Innova. The Corporation uses a net present value approach for the EBITDA support agreement. Changes in the fair value of the EBITDA support agreement are recorded in Net financing charges on the consolidated statements of earnings (loss).

The following tables show a reconciliation from opening balances to the closing balances for Level 3 fair values:

In thousands of U.S Dollars	Level 3 Equity investments	Level 3 Embedded Derivative
Balance – January 1, 2018	8,768	—
Recognized	—	17,700
Re-measurement of fair value	(1,974)	(6,100)
Translation	(21)	—
Balance – December 31, 2018	6,773	11,600
Re-measurement of fair value	2,883	98,300
Translation	(5)	—
Balance – December 31, 2019	9,651	109,900

In thousands of U.S Dollars	Level 3 Deferred contingent payment	Level 3 Unsettled Bets	Other
Balance – January 1, 2018	—	779	10,119
Acquired on business combination	84,662	19,226	—
Settlements	—	968	(7,006)
Re-measurement of fair value	(342)	(4,782)	215
Translation	(6,692)	94	(588)
Balance – December 31, 2018	77,628	16,285	2,740
Settlements	(68,394)	500	(1,504)
Re-measurement of fair value	(7,371)	300	121
Translation	(1,863)	543	520
Balance – December 31, 2019	—	17,628	1,877